SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 3, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


        5511                                        01-0609375
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 (Commission File Number)                 (IRS Employer Identification No.)


        622 Third Avenue, 37th Floor, New York, NY              10017
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        (Address of principal executive offices)              (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events and Regulation FD Disclosure.

     In response to an anonymous shareholder letter, the Board of Directors engaged independent counsel to conduct an investigation of the facts and circumstances surrounding the Company's sub-lease of its new headquarters in New York, which was entered into in the summer of 2003. That investigation has been completed.

     Upon completion of its investigation, counsel reported to the Board that, at the direction of Kenneth Gilman, the Company's Chief Executive Officer, a payment of $150,000 had been made by the Company in connection with the lease transaction to an individual in the real estate business. Counsel also concluded that this individual had a conflict of interest and that the making of this payment could involve a violation of applicable law. Certain documents relating to the lease transaction could lead to the conclusion that Mr. Gilman had knowledge of the conflict of interest. This information could provide the basis for a prosecutor to conclude that Mr. Gilman had violated the law in authorizing the payment. It is, of course, uncertain whether a prosecutor would reach this conclusion or would bring a proceeding against Mr. Gilman. In that connection, the investigation of independent counsel did not find conclusive evidence that Mr. Gilman read or focused upon the relevant portions of the documents. Mr. Gilman has told the Board of Directors that he did not knowingly engage in any unlawful conduct. Mr. Gilman has also told the Board that he did not derive any personal financial benefit from the transaction, and that the payment to the individual was made upon the recommendation of Asbury's broker.

     After a thorough review and discussion of the facts derived from independent counsel's investigation and Mr. Gilman's assertions to the Board, the Board concluded that it believes that Mr. Gilman did not knowingly engage in unlawful conduct. After considering Mr. Gilman's past performance and contributions to the Company, his business reputation and prior employment history and that Mr. Gilman derived no personal financial benefit from the transaction, the Board of Directors continues to have confidence in Mr. Gilman's leadership.

     The Company is in the process of notifying the appropriate law enforcement authorities. Mr. Gilman has advised the Company that he will cooperate fully with any investigation. The Board of Directors will continue to monitor the situation and will take further actions as circumstances warrant.

     It is anticipated that these events will have no impact on the terms and conditions of Asbury's sub-lease.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        ASBURY AUTOMOTIVE GROUP, INC.



Date: May 3, 2004       By:    /s/ J. Gordon Smith
                               -------------------------------------------
                        Name:  J. Gordon Smith
                        Title: Senior Vice President and Chief Financial Officer